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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                        Date of Report: July 15, 1999


                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                ----------------------------------------------
                 (Originator of the Trust referred to herein)
          (Exact name of the registrant as specified in its charter)


                   CHASE MANHATTAN AUTO OWNER TRUST 1998-C
                   ---------------------------------------
                                   (Issuer)


         Delaware                       333-36939                13-2633612
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)


             802 Delaware Avenue, Wilmington, Delaware        19801
             -----------------------------------------     ----------
              (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (302) 575-5033
                                                           --------------

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Item 5. Other Events:


     On 7/15/99, Chase Manhattan Auto Owner Trust 1998-C (the "Trust") made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement, dated as of June 1, 1998, (the "Sale and Servicing Agreement"), between the Registrant, as Seller and Servicer, and the Trust, as Issuer.

     A copy of the Certificateholder Report for such Distribution Date delivered pursuant to section 5.8 of the Sale and Servicing Agreement is being filed as
Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).    Exhibits

              Exhibits       Description
              --------       -----------

                20.1 Monthly Certificateholder's statement with respect to the July 15, 1999 distribution.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 30, 1999

                                            By: THE CHASE MANHATTAN BANK,
                                            USA, NATIONAL ASSOCIATION
                                            as Servicer


                                            By: /s/ Patricia Garvey
                                            -----------------------
                                            Name:  Patricia Garvey
                                            Title: Vice President


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                              INDEX TO EXHIBITS
                              -----------------


Exhibit No.                    Description
-----------                    -----------
   20.1                        Certificateholder Reports dated 7/15/1999
                               delivered pursuant to Section 5.8 of the Sale and Servicing Agreement dated as of June 1, 1998.